SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2005
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-505I8	11-3626383
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 339-8900
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
S I G N A T U R E
EXHIBIT INDEX
Amendment and Closing Agreement
Press release

Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement
     As previously disclosed on Form 8-K filed by Franklin Bank Corp. (the “Company”) on June 23, 2005 (the “Franklin 8-K”), Franklin Bank, S.S.B. (“Franklin Bank”), a subsidiary of the Company, entered into a Purchase and Assumption Agreement with Washington Mutual Bank (the “Purchase Agreement”) pursuant to which Franklin Bank agreed to assume the deposit liabilities of and purchase certain assets of five banking offices of Washington Mutual Bank located in the following Texas cities: Beaumont, Groves, Nederland, El Campo and Wharton (the “Acquisition”). The Purchase Agreement is filed as Exhibit 2.1 to the Franklin 8-K.
     As a result of the Beaumont, Groves and Nederland offices being located in areas designated by FEMA to be disaster areas after Hurricane Rita, on December 1, 2005, Franklin Bank and Washington Mutual Bank entered into an amendment to the Purchase Agreement to exclude most of the loans in those three branches from the Acquisition (the “Amendment”). Pursuant to the terms of the Amendment, the purchase of these excluded loans by Franklin Bank will be made prior to June 30, 2006, if the loans meet specified criteria at the time of purchase.
     The above description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1.
Section 8 — Other Events
     Item 8.01 Other Events
     On December 5, 2005, Franklin Bank announced the completion of the Acquisition. In the aggregate, the transaction encompassed the assumption of approximately $277 million of community banking deposits and the purchase of $10 million of consumer loans. An estimated 20,000 deposit accounts were assumed by Franklin Bank, of which approximately 45% are transaction accounts. Under the terms of the Purchase Agreement, Franklin Bank paid Washington Mutual Bank a 12% deposit premium.
     A copy of the press release announcing the completion of the Acquisition is filed as part of this Form 8-K as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 2.1	Amendment and Closing Agreement by and among Washington Mutual Bank, WM Financial Services, Inc. and Franklin Bank, S.S.B., dated as of December 1, 2005

Exhibit 99.1	Press release of Franklin Bank Corp. dated December 5, 2005

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: December 7, 2005	By:	/s/ Russell McCann
Russell McCann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Amendment and Closing Agreement by and among Washington Mutual Bank, WM Financial Services, Inc. and Franklin Bank, S.S.B., dated as of December 1, 2005

99.1	Press release of Franklin Bank Corp. dated December 5, 2005